Exhibit 10 (xxx)

AMENDMENT NO. 5
TO THE NACCO INDUSTRIES, INC. UNFUNDED BENEFIT PLAN
(Effective September 1, 2000)

     The North American Coal Corporation hereby adopts this Amendment No. 5 to the NACCO Industries, Inc. Unfunded Benefit Plan (Effective September 1, 2000) (the “Plan”), to be effective as of January 1, 2004. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.

Section 1

     Section 2.2(a) of the Plan is hereby amended in its entirety to read as follows:

     “(a) ROTCE means the Company’s consolidated return on total capital employed of (excluding NMHG Retail Adjustments and HB/PS Adjustments) for the applicable time period calculated as follows:

     Earnings Before Interest After-Tax (after NMHG Retail Adjustments and HB/PS Adjustments)

                                                                divided by
     Total Capital Employed (after NMHG Retail Adjustments and HB/PS Adjustments)”

Section 2

     Section 2.2(b)(vi) of the Plan is hereby amended in its entirety to read as follows:

     “(vi) ‘NMHG Retail Adjustments’ is defined as adjustments to consolidated net income before extraordinary items and cumulative effect of accounting changes, Consolidated Interest Expense, consolidated shareholder’s equity and Consolidated Debt to exclude: the sum of (A) the results of the retail division of NACCO Materials Handling Group, Inc. (“NMHG”) as determined under US GAAP plus (B) the corresponding consolidated eliminations related to the inclusions of NMHG’s retail division as determined by US GAAP, plus (C) the debt and related interest expense recorded by NMHG related to loans to NMHG’s retail division.”

Section 3

     Section 2.2(b)(vii) of the Plan is hereby amended in its entirety to read as follows:

     “(vii) ‘HB/PS Adjustments’ is defined as adjustments to consolidated net income to exclude the manufacturing change program and CPSC charges at Hamilton Beach/Proctor-Silex, Inc., if any.”

     EXECUTED this 24th day of March, 2004.

NACCO INDUSTRIES, INC.

By:	/s/ Charles A. Bittenbender

Title:	Vice President, General Counsel and Secretary

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